UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Golden Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On February 7, 2024, Golden Star Acquisition Corp. (the “Company”) filed the definitive proxy statement dated February 7, 2024 (together with the additional proxy statement supplements and annexes, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) related to the extraordinary general meeting (the “Meeting”) of shareholders to be held originally on February 27, 2024 to consider and vote upon, among other things, the proposed reduction of monthly extension fee payable by the Company’s sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (the “Proposal No. 1”), and related adjournment of meeting matter, and subsequently commenced mailing.

On February 27, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to postpone the Meeting to 10:00 a.m. Eastern Time on March 1, 2024 and the redemption right deadline to 5:00 p.m., Eastern Time, on February 28, 2024. On March 1, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to postpone the Meeting to 10:00 a.m. Eastern Time on March 4, 2024 and the redemption right deadline to 5:00 p.m., Eastern Time, on March 1, 2024. On March 4, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to further postpone the Meeting to 10:00 a.m. Eastern Time on March 20, 2024 at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor New York, NY 10019-6022 and the redemption right deadline to 5:00 p.m., Eastern Time, on March 18, 2024.

On February 28, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to supplement that G-Star Management Corporation, the sponsor of the Company (the “Sponsor”), has signed and delivered a sponsor undertaking letter (the “Sponsor Undertaking Letter”) dated February 28, 2024 to the Company, pursuant to which, the Sponsor (or any of its affiliates or designees) irrevocably agrees to deposit into the Trust Account an amount of $20,000 as an additional extension fee (the “Additional Extension Fee”, together with the Proposed Reduced Extension Fee, the “Total Revised Extension Fee”) to add to the Proposed Reduced Extension Fee in the Extension Fee Reduction Proposal, for each extension commencing from the first extension payment following the approval of the Extension Fee Reduction Proposal. The Additional Extension Fee will be subject to the same terms and conditions applicable to the Proposed Reduced Extension Fee. This Sponsor Undertaking Letter shall automatically terminate on the earlier of (i) the completion of the initial business combination by the Company or (ii) the liquidation of the Company; provided, however, that this Sponsor Undertaking Letter shall earlier terminate automatically in the event that the original Proposal No. 1 is defeated or not otherwise duly approved. On March 6, 2024, the board of directors of the Company proposed to amend the monthly fee payable by the Sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination as proposed in the original Proposal 1 to the Meeting, from an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share as proposed in the Original Filing, to an amount (the “Amended Monthly Extension Fee”) equal to the lesser of (i) $75,000 and (ii) $0.033 for each outstanding public share. The Amended Monthly Extension Fee, if and to the extent approved at the Meeting, will become operative for the monthly extension fee beginning on the 4th of the first month following the approval of the Amended Monthly Extension Fee at the Meeting and the 4th of each succeeding month until February 4, 2025. In light of the Amended Monthly Extension Fee, on March 6, 2024, the Sponsor and the Company agree to terminate the Sponsor Undertaking Letter with immediate effect.

This supplement dated March 6, 2024 (the “Supplement”) and the amended proxy card enclosed with this Supplement (the “Amended Proxy Card”) are being filed with the Commission to amend the original Proposal No. 1 (the “Amended Proposal No. 1”) to the Meeting to reflect the Amended Monthly Extension Fee as described more fully herein, and the aforementioned amended time and redemption right deadline for the Meeting. Other than as indicated herein, no other changes have been made to the original Proxy Statement or the proxy card as originally filed and mailed. Any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by the Supplement and all the filed additional proxy statement supplements as indicated above.

The Amended Proxy Card differs from the proxy card previously made available to you with the Proxy Statement, in that the enclosed Amended Proxy Card includes the Amended Proposal No. 1 as described above. If you return, or have already returned, an original proxy card, your proxy is no longer valid because the proposals set forth on the original proxy card have been revised. PLEASE NOTE THAT ANY ORIGINAL PROXY CARDS SUBMITTED ARE INVALID, SO IT IS IMPORTANT TO SUBMIT THE AMENDED PROXY CARD TO INDICATE YOUR VOTE ON THE REVISED PROPOSAL. We encourage you to resubmit your vote on the revised proposals by submitting the Amended Proxy Card enclosed with this Amendment Proposal No. 1 or by voting online or by email by following the procedures on the Amended Proxy Card.

This Supplement is not complete without, and may not be utilized except in connection with, the Proxy Statement, including any supplements and amendments thereto. You should read carefully and in their entirety this Supplement and the Proxy Statement and all accompanying annexes and exhibits. In particular, you should review and consider carefully the matters discussed under the heading “Risk Factors” on page 10 of the Proxy Statement.

SUPPLEMENT NO. 1, DATED MARCH 6, 2024

(TO THE PROXY STAEMENT OF GOLDEN STAR ACQUISITION CORP. DATED FEBRURAY 7, 2024)

SUPPLEMENT TO THE PROXY STATEMENT

This Supplement, supplements, updates and amends the Proxy Statement of the Company filed with the Commission on February 7, 2024, relating to the extraordinary general meeting of the Company. The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.

1.	The proposed amended monthly fee payable by the Company’s sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination as proposed in Proposal 1 in the Proxy Statement has been amended to an amount from equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share as proposed in the original Proxy Statement, to equal to the lesser of (i) $75,000 and (ii) $0.033 for each outstanding public share. The Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the monthly extension fee beginning on April 4, 2024 and the 4th of each succeeding month until February 4, 2025. As such, the original Proposal 1 in the Proxy Statement relating to the amended monthly extension fee and all other related disclosure as well as the proxy card is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the content of Proposal 1 throughout the Proxy Statement with the following: “a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (“Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) to an amount equal to the lesser of (i) $75,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share. Beginning on the 4th of the first month following the approval of this proposal, each Monthly Extension Fee must be deposited into the Trust Account by the 4th of each month until February 4, 2025. (“Proposal 1” or “Extension Fee Reduction Proposal”).”

Addition of the following explanatory sentence as the last sentence to the fifth paragraph of the notice of the meeting: “The Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the monthly extension fee beginning on the 4th of the first month following the approval of the Amended Monthly Extension Fee at the Meeting and the 4th of each succeeding month until February 4, 2025.”

Replace in its entirety the voting instructions to the shareholders on the sixth paragraph on page 19 of the original Proxy Statement with the following: “Voting and Revocability of Proxies: “Voting and Revocability of Proxies: Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by filing with the Corporate Secretary, at Golden Star Acquisition Corporation, 99 Hudson Street, 5th Floor, New York, NY 10013, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting in person. Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy. Please note that the amended proxy card enclosed with the Supplement (the “Amended Proxy Card”) differs from the proxy card previously made available to you with the Proxy Statement, in that the enclosed Amended Proxy Card includes the revised proposal described above, as the Amended Proxy Card includes the Amended Proposal No. 1. If you return, or have already returned, an original proxy card, your proxy is no longer valid because the proposals set forth on the original proxy card have been revised. PLEASE NOTE THAT ANY ORIGINAL PROXY CARDS SUBMITTED ARE INVALID, SO IT IS IMPORTANT TO SUBMIT THE AMENDED PROXY CARD TO INDICATE YOUR VOTE ON THE REVISED PROPOSAL. We encourage you to resubmit your vote on the revised proposal by submitting the Amended Proxy Card enclosed with this Amendment Proposal No. 1or by voting online or by email by following the procedures on the Amended Proxy Card.”

2.	The proposed date for the Extraordinary General Meeting has been rescheduled from 10:00 a.m. Eastern Time on February 27, 2024 to 10:00 a.m. Eastern Time on March 20, 2024. As such, all the disclosure in the Proxy Statement relating to the date of the Extraordinary General Meeting is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the time of Extraordinary General Meeting with the following: “10:00 a.m. Eastern Time on March 20, 2024.”

3.	The redemption deadline for the Extraordinary General Meeting has been rescheduled from 5:00 p.m. Eastern Time on February 23, 2024 to 5:00 p.m. Eastern Time on March 18, 2024. As such, the disclosure in the Proxy Statement relating to the redemption deadline is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the redemption deadline with the following: “TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 18, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION FEE REDUCTION PROPOSAL AND ELECTION.”

4.	The proxy card for the Extraordinary General Meeting has been determined to be amended as a result of the updates, amendments and supplements described above. As such, the proxy card for the Extraordinary General Meeting is hereby updated, amended and supplemented to read as follows:

“PROXY

GOLDEN STAR ACQUISITION CORPORATION

99 Hudson Street, 5th Floor

New York, NY 10013

(646) 706-5365

EXTRAORDINARY MEETING OF SHAREHOLDERS

MARCH 20, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 6, 2024, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. Eastern Time on March 20, 2024 at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor New York, NY 10019-6022 and hereby appoints Kenneth Lam as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all ordinary shares of Golden Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND 2.

PROPOSAL 1: Extension Fee Reduction Proposal.

To approve that the Sponsor and/or its designee will deposit the lesser of (i) $75,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account (the “Monthly Extension Fee”) to extend the date which the Company must consummate its initial business combination. Beginning on the 4th of the first month following the approval of this proposal, each Monthly Extension Fee must be deposited into the Trust Account by the 4th of each month until February 4, 2025.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting     ☐ YES     ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.”